Unaudited Consolidated Statement of Changes in Total Equity - 9 months ended Sep. 30, 2017 - USD ($) shares in Thousands, $ in Thousands	Total	General Partner	Common Units Limited Partners	Preferred Units Limited Partners	Accumulated Other Comprehensive Income	Non- controlling Interest
Beginning balance, units at Dec. 31, 2016			79,572	5,000
Beginning balance at Dec. 31, 2016	$ 1,777,412	$ 50,653	$ 1,563,852	$ 123,426	$ 575	$ 38,906
Increase (Decrease) in Partners' Capital [Roll Forward]
Net (loss) income	4,621	(287)	(14,063)	8,438		10,533
Other comprehensive income	807				1,172	(365)
Cash distributions	(42,462)	(682)	$ (33,436)	$ (8,344)
Dividends paid to non-controlling interest	(658)					(658)
Equity based compensation, net of withholding tax, units			55
Equity based compensation, net of withholding tax of $0.6 million (note 13)	287	6	$ 281
Ending balance, units at Sep. 30, 2017			79,627	5,000
Ending balance at Sep. 30, 2017	$ 1,740,007	$ 49,690	$ 1,516,634	$ 123,520	$ 1,747	$ 48,416